UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

CLOUGH GLOBAL ALLOCATION FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

CLOUGH GLOBAL ALLOCATION FUND

1290 Broadway, Suite 1100

Denver, Colorado 80203

(877) 256-8445

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 4, 2008

To the Shareholders of Clough Global Allocation Fund:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of the Clough Global Allocation Fund (the “Fund”) will be held at the offices of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203, on Monday, August 4, 2008, at 10:00 a.m. MDT, for the following purposes:

1.               Shareholders of the Fund are being asked to elect four (4) Trustees of the Fund; and

2.               To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on May 27, 2008, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE EITHER VOTE VIA THE INTERNET OR COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees

Edmund J. Burke

President and Trustee

June 9, 2008

CLOUGH GLOBAL ALLOCATION FUND

ANNUAL MEETING OF SHAREHOLDERS

August 4, 2008

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Clough Global Allocation Fund (the “Fund”) for use at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held on Monday, August 4, 2008, at 10:00 a.m., at the offices of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203, and at any adjournments thereof.

Internet Availability of Proxy Materials

As permitted by the Securities and Exchange Commission (“SEC”) the Fund is furnishing proxy materials to our shareholders on the Internet, rather than mailing paper copies to each shareholder.  The Notice of Internet Availability of Proxy Materials (“Notice”) tells you how to access and review the proxy materials and vote your shares via the Internet.  If you would like to receive a paper copy of our proxy materials free of charge, please follow the instructions in the Notice.  The Notice of the Annual Meeting of Shareholders or the Proxy Statement with the accompanying proxy card, were mailed to shareholders on or about June 9, 2008.

Other Methods of Proxy Solicitation

In addition to the solicitation of proxies via the internet or mail, officers of the Fund and officers and regular employees of The Bank of New York Mellon (“BNY”), the Fund’s transfer agent, ALPS Fund Services, Inc. (“ALPS”), the Fund’s administrator, and affiliates of BNY, ALPS or other representatives of the Fund also may solicit proxies by telephone or in person.  The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by ALPS.  ALPS will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its Common Shares.

THE FUND’S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED MARCH 31, 2008, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 1290 BROADWAY, SUITE 1100, DENVER, COLORADO 80203 OR BY CALLING THE FUND AT 877-256-8445 OR VIA THE INTERNET AT WWW.CLOUGHGLOBAL.COM.

If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Common Shares (as defined below) represented thereby will be voted “FOR” the proposal listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Common Shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies.  A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate.  Any such adjournment will require the affirmative vote of a majority of those Common Shares present at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

The close of business on May 27, 2008, has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

The Fund has one class of capital stock: Common Shares (“Common Shares”).  The holders of Common Shares are entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. As of the Record Date there were 10,434,606 Common Shares outstanding.

The following tables show, as of the Record Date, the ownership of Common Shares by each of the Trustees of the Fund and persons or organizations known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding Common Shares.  The address for each Trustee and executive officer of the Fund is 1290 Broadway, Suite 1100 Denver, Colorado  80203.

Trustees

Name & Address	Percentage of Shares Held	Total Shares Owned
Adam D. Crescenzi	Less than 1.00%	1940.5864
Andrew C. Boynton	0.00%	None
Edmund J. Burke	0.00%	None
James E. Canty	Less than 1.00%	2,329.357
Jerry G. Rutledge	Less than l.00%	3,578.039
John F. Mee	0.00%	None
Richard C. Rantzow	Less than 1.00%	976.7202
Robert L. Butler	Less than 1.00%	1,211.895

5% or greater Shareholders

Name & Address	Percentage of Shares Held	Total Shares Owned
Merrill Lynch and Co., Inc. 4 World Financial Center New York, NY 10080	73.91%	7,712,369

In order that your Common Shares may be represented at the Meeting, you are requested to vote on the following matters:

PROPOSAL: TO ELECT FOUR (4) TRUSTEES OF THE FUND

Nominees For The Board of Trustees

The Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Andrew C. Boynton, Adam D. Crescenzi, John F. Mee and Jerry G. Rutledge have been nominated by the Board of Trustees for election to a three-year term to expire at the Fund’s 2011 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting.  If a designated nominee declines or otherwise becomes unavailable for election; however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Information About Trustees And Officers

Set forth in the table below are the nominees and existing Trustees for election to the Board of the Fund and officers, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.

Name, Position(s), Address(1), Age and Positions Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee
Non-Interested Trustees/Nominees

Andrew C. Boynton Trustee Age, 52	Since 2005***	Mr. Boynton is currently the Dean of the Carroll School of Management at Boston College. Mr. Boynton served as Professor of Strategy from 1996 to 2005 and Program Director of the Executive MBA Program from 1998 to 2005 at International Institute of Management Development, Lausanne, Switzerland (“IMD”). Mr. Boynton is also a Trustee of the Clough Global Equity Fund and Clough Global Opportunities Fund.	3
Robert L. Butler Chairman and Trustee Age, 67	Since 2004*	Mr. Butler is currently an independent consultant for businesses. Mr. Butler is currently Chairman and a Trustee of the Clough Global Equity Fund and Clough Global Opportunities Fund.	3
Adam D. Crescenzi Trustee Age, 65	Since 2004***	Mr. Crescenzi is a founding partner of Simply Tuscan Imports beginning 2007 (wholesaler), and is also currently a Trustee of Dean College and Clough Global Equity Fund, Clough Global Opportunities Fund, and Chairman of the Board of Directors of Creative Realities (consulting) and ICEX, Inc. (research). Mr. Crescenzi is an active member of the strategic committee of the Patrons of Boston College McMullen Museum of Arts. Previously, Mr. Crescenzi was a founding partner of Telos Partners, a business advisory firm from 1998 until 2007.	3
John F. Mee Trustee Age, 64	Since 2004***	Mr. Mee is an attorney practicing commercial law, family law, products liability and criminal law. He is an Advisor, Harvard Law School Trial Advocacy Workshop 1990 to present. Mr. Mee is a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of Holy Cross Alumni Association and Board of Trustees of the Clough Global Equity Fund and Clough Global Opportunities Fund and Concord-Carlisle Scholarship Fund, a Charitable Trust.	3
Richard C. Rantzow Trustee Age, 69	Since 2004*	Mr. Rantzow is Vice-Chairman and a Trustee of the Clough Global Equity Fund and Clough Global Opportunities Fund. Mr. Rantzow is also a Trustee and Chairman of the Audit Committee of the Liberty All-Star Equity Fund and Director and Chairman of the Audit Committee of Liberty All-Star Growth Fund. Mr. Rantzow was from 1992 to 2005 Chairman of the First Funds Family of mutual funds.	3
Jerry G. Rutledge Trustee, Age, 63	Since 2004***	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank and a Trustee of Clough Global Equity Fund and Clough Global Opportunities Fund. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado.	3

Interested Trustees(3)

Edmund J. Burke(4) Trustee and President Age: 47	Trustee since 2006** President since 2004

Mr. Burke is President and a Director of ALPS. Mr. Burke joined ALPS in 1991 as Vice President and National Sales Manager. Because of his position with ALPS, Mr. Burke is deemed an “affiliated person” of the Trust as defined under the 1940 Act. Mr. Burke is currently the President of Reaves Utility Income Fund, Financial Investors Variable Insurance Trust and Financial Investors Trust, President and a Trustee of Clough Global Equity Fund and Clough Global Opportunities Fund. Mr. Burke is also a Trustee and Vice-President of Liberty All-Star Equity Fund and Director and Vice-President of Liberty All-Star Growth Fund, Inc.

3
James E. Canty(5) Trustee Age: 46	Since 2004**	Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Equity Fund and Clough Global Opportunities Fund. Because of his affiliation with Clough, Mr. Canty is considered an ‘‘interested’’ Trustee of the Fund.	3
Officers

Jeremy O. May Treasurer Age: 38	Since 2004

Mr. May is Managing Director of ALPS. Mr. May joined ALPS in 1995. Because of his position with ALPS, Mr. May is deemed an “affiliated person” of the Fund as defined under the 1940 Act. Mr. May is Trustee of the ALPS ETF Trust and is also currently the Treasurer of Reaves Utility Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Variable Insurance Trust, Liberty All-Star Funds and Financial Investors Trust. Mr. May is also on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

None
Erin E. Douglas Secretary Age: 31	Since 2004

Ms. Douglas is Associate Counsel of ALPS. Ms. Douglas joined ALPS as Associate Counsel in 2003. Ms. Douglas is deemed an “affiliated person” of the Fund as defined under the 1940 Act. Ms. Douglas is currently the Secretary of Clough Global Equity Fund and Clough Global Opportunities Fund. From 2004 to 2007, Ms. Douglas was the Secretary of Financial Investors Trust.

None
Michael T. Akins Chief Compliance Officer Age: 32	Since 2006

Mr. Akins is Deputy Chief Compliance Officer of ALPS. Mr. Akins served as Assistant Vice-president and Compliance Officer for UMB Financial Corporation. Before joining UMB, Mr. Akins was an Account Manager at State Street Corporation. Mr. Akins is deemed an “affiliated person” of the Fund as defined under the 1940 Act. Mr. Akins also serves as Chief Compliance Officer of Clough Global Equity Fund, Clough Global Opportunities Fund, ALPS Variable Insurance Trust, ALPS ETF Trust, Financial Investors Trust and Reaves Utility Income Fund.

None

Kimberly R. Storms Assistant Treasurer Age: 36	Since 2005

Ms. Storms is Director of Fund Administration and Vice-President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an “affiliated person” of the Fund as defined under the 1940 Act. Ms. Storms is currently Treasurer of ALPS ETF Trust and is also Assistant Treasurer of the Clough Global Equity Fund, Clough Global Opportunities Fund, ALPS Variable Insurance Trust, Financial Investors Trust, Liberty All-Star Equity Fund, and Liberty All-Star Growth Fund; Reaves Utility Income Fund and Assistant Secretary of Ameristock Mutual Fund, Inc.

None

*                                         Term expires at the Fund’s 2009 Annual Meeting of Shareholders.

**                                  Term expires at the Fund’s 2010 Annual Meeting of Shareholders.

***                           Term expires at the Fund’s 2008 Annual Meeting of Shareholders.

(1) Address: 1290 Broadway, Suite 1100, Denver, Colorado 80203, unless otherwise noted.

(2) The Fund commenced operations on July 28, 2004.

(3) “Interested person” of the Fund as defined in the Investment Company Act of 1940, as amended (“1940 Act”).

(4) Mr. Burke is considered to be an “interested person” because of his affiliation with ALPS Fund Services, Inc. (“ALPS”), which acts as the Fund’s administrator.

(5) Mr. Canty is considered to be an “interested person” because of his affiliation with Clough Capital Partners, LP (“Clough”), which acts as the Fund’s investment adviser.

Beneficial Ownership Of Common Shares Held In The Fund And The Fund Complex For Each Trustee And Nominee For Election As Trustee

Set forth in the table below is the dollar range of equity securities held in the Fund and on an aggregate basis for the entire Fund Complex overseen by each Trustee.

Name of Trustee/Nominee	Dollar Range of Equity Securities Held in the Fund(1),(2)	Aggregate Dollar Range of Equity Securities Held in the Fund Complex(3)
Andrew C. Boynton	None	None
Edmund J. Burke	None	None
Robert L. Butler	$10,001-$50,000	$50,000-$100,000
James E. Canty	$10,001-$50,000	Over $100,000
Adam D. Crescenzi	None	Over $100,000
John F. Mee	None	None
Richard C. Rantzow	$10,001-$50,000	$10,001-$50,000
Jerry G. Rutledge	$50,001-$100,000	Over $100,000

(1) This information has been furnished by each Trustee and Nominee for election as Trustee as of December 31, 2007. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2) Ownership amount constitutes less than 1% of the total Common Shares outstanding.

(3) The Fund Complex consists of the Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, as all have a common investment adviser.

Trustee Transactions with Fund Affiliates

As of December 31, 2007, neither the Independent Trustees nor members of their immediate family owned securities beneficially or of record in the investment adviser, or an affiliate of the investment adviser.  Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate family have any direct or indirect interest, the value of which exceeds $120,000, in the investment adviser or any of its affiliates.  In addition, since the beginning of the last two fiscal years, neither the Independent Trustees nor member of their immediate family have conducted any transactions (or series or transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the investment adviser or any affiliate of the investment advisor was a party.

Trustee Compensation

The Fund pays the Chairman of the Board (the “Chairman”) and each Trustee who is not affiliated with ALPS or Clough or their affiliates (the “Independent Trustees”).  The Chairman receives an annual retainer of $16,800 per year plus $1,800 per meeting attended in person and by telephone.  The Audit Committee Chairman receives an annual retainer of $15,400 per year plus $1,650 per meeting attended in person and by telephone.  Independent Trustees receive an annual retainer of $14,000 per year plus $1,500 per meeting attended in person and by telephone, together with the Chairman, Audit Committee Chairman and each Independent Trustee’s actual out-of-pocket expenses relating to their attendance at such meetings.  The aggregate remuneration (not including out-of-pocket expenses) paid by the Fund to Messrs. Boynton, Butler, Crescenzi, Mee, Rantzow, and Rutledge during the fiscal year ended March 31, 2008, amounted to $125,500. The aggregated remuneration (not including out-of-pocket expenses) paid by the Fund Complex to Messrs. Boynton, Butler, Crescenzi, Mee, Rantzow and Rutledge during the fiscal year ended March 31, 2008, amounted to $376,500. During the fiscal year ended March 31, 2008, the Board of Trustees of the Fund met four times.  Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

Shareholders of the Fund may send communications to an individual Trustee or the Board of Trustees via the Fund’s Secretary.  The Secretary will review the communications and forward suitable communications to the appropriate Trustee(s).

Audit Committee Report

The role of the Fund’s Audit Committee is to assist the Board of Trustees in its oversight of (i) the quality and integrity of Fund’s financial statements, reporting process, and the independent audit and reviews thereof; (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent auditor’s qualifications, independence and performance.  The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Fund’s annual proxy statement.  The Audit Committee operates pursuant to the Audit Committee Charter (the “Charter”) that was most recently reviewed and approved by the Board of Trustees on December 12, 2007. The Charter is available at the Fund’s website, www.cloughglobal.com.  As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders.  The independent accountants for the Fund report directly to the Audit Committee.

In performing its oversight function, at a meeting held on May 14, 2008, the Audit Committee reviewed and discussed with management of the Fund and the independent accountants, Deloitte & Touche, LLP (“Deloitte”), the audited financial statements of the Fund as of and for the fiscal year ended March 31, 2008, and discussed the audit of such financial statements with the independent accountants.

In addition, the Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, as amended (AICPA , Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee also received from the independent accountants the written disclosures and statements required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and discussed the impact that any such relationships might have on the objectivity and independence of the independent accountants.

As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent accountants.  Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards, and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Board of Trustees that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended March 31, 2008.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND’S BOARD OF TRUSTEES

Richard C. Rantzow, Chairman

Andrew C. Boynton

Robert L. Butler

Adam D. Crescenzi

John F. Mee

Jerry G. Rutledge

      May 14, 2008

The Audit Committee met three times during the fiscal year ended March 31, 2008. The Audit Committee is composed of six of the Fund’s independent (as such term is defined by the American Stock Exchange, Inc.’s listing standards (the “AMEX Listing Standards”)) Trustees, namely Messrs. Boynton, Butler, Crescenzi, Mee, Rantzow, and Rutledge.  None of the members of the Audit Committee are “interested persons” of the Fund.

Nominating Committee

The Board of Trustees has a Nominating Committee composed of six independent trustees as such term is defined by the AMEX Listing Standards Trustees, namely Messrs. Boynton, Butler, Crescenzi, Mee, Rantzow, and Rutledge.  None of the members of the Nominating Committee are “interested persons” of the Fund.  The Nominating Committee met once during the fiscal year ended March 31, 2008.  The Nominating Committee is responsible for identifying and recommending to the Board of Trustees individuals believed to be qualified to become Board members in the event that a position is vacated or created.  The Nominating Committee will consider Trustee candidates recommended by shareholders.  In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board of Trustees, the qualifications of the candidate, and the interests of shareholders.  The Nominating Committee has not determined any minimum qualifications necessary to serve as a Trustee of the Fund.

The shareholder recommendation described above must be sent to the Fund’s Secretary c/o ALPS Fund Services, Inc. The Fund’s Nominating Committee has not adopted a charter.  If a charter is adopted in the future, it will be available at the time on the Fund’s website (www.cloughglobal.com).

Other Board Related Matters

The Fund does not require Trustees to attend the Annual Meeting of Shareholders. No Trustees attended the Fund’s Annual Meeting of Shareholders held on July 23, 2007.

The following table sets forth certain information regarding the compensation of the Fund’s Trustees for the fiscal year ended March 31, 2008.  Trustees and Officers of the Fund who are employed by ALPS or Clough receive no compensation or expense reimbursement from the Fund.

Compensation Table For The Fiscal Year Ended March 31, 2008

Name of Person and Position	Aggregate Compensation Paid From the Fund*	Total Compensation From the Fund and Fund Complex Paid to Trustees**
Andrew C. Boynton, Trustee	$20,000	$60,000
Edmund J. Burke Trustee and President	None	None
Robert L. Butler, Chairman of the Board and Trustee	$24,000	$72,000
James E. Canty, Trustee	None	None
Adam D. Crescenzi, Trustee	$20,000	$60,000
John F. Mee, Trustee	$20,000	$60,000
Richard C. Rantzow, Trustee	$21,500	$64,500
Jerry G. Rutledge, Trustee	$20,000	$60,000

*                                         Represents the total compensation paid to such persons by the Fund during the fiscal year ended March 31, 2008.

**                                  Represents the total compensation paid to such persons by the Fund Complex during the fiscal year ended March 31, 2008.  The Fund Complex consists of the Fund, the Clough Global Equity Fund and Clough Global Opportunities Fund.

REQUIRED VOTE

The election of each of the listed nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the votes cast by the holders of Common Shares represented at the Meeting, if a quorum is present.

THE BOARD OF TRUSTEES, INCLUDING THE “NON-INTERESTED” TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE COMMON SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

Deloitte & Touche, LLP, 555 17th Street, 36th Floor Denver, CO 80202, has been selected to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending March 31, 2009. Deloitte acted as the Fund’s independent registered public accounting firm for the fiscal year ended March 31, 2008. The Fund knows of no direct financial or material indirect financial interest of Deloitte in the Fund. A representative of Deloitte will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Audit Fees

For the fiscal years ended March 31, 2008 and 2007, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements were $28,647 and $26,000, respectively.

Audit-Related Fees

For the fiscal years ended on March 31, 2008 and 2007, there were no fees billed for professional services rendered by the principal accountant.

Tax Fees

For the fiscal years ended March 31, 2008 and 2007, the aggregate fees of $3,250 and $3,550, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

All Other Fees

For the fiscal years ended March 31, 2008 and 2007, $8,000 and $8,000, respectively, were billed to the Fund by the principal accountant for services other than the services reported in the above paragraphs.  These services included agreed upon procedures related to the ratings for the Auction Market Preferred Shares.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund’s investment adviser and service providers controlling, controlled by, or under common control with the Fund’s investment adviser (“affiliates”) that provide on-going services to the Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund.  The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report to the Audit Committee, at its next regularly scheduled meeting after the Chairman’s pre-approval of such services, his decision(s).  The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Fund’s officers).  Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit.  All of the audit, audit-related, and tax services described above for which Deloitte billed the Fund fees for the fiscal year ended March 31, 2008, were pre-approved by the Audit Committee.

THE INVESTMENT ADVISER AND ADMINISTRATOR

Clough is the Fund’s Adviser, and its business address is One Post Office Square, 40th Floor, Boston, Massachusetts 02109.

ALPS is the administrator of the Fund, and its business address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s Officers and Trustees, Officers and Directors of the Adviser, affiliated persons of the Adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s Common Shares to file reports of ownership and changes in ownership with the SEC and the AMEX and to furnish the Fund with copies of all Section 16(a) forms they file.  Based solely on a review of the reports filed with the SEC and upon representations that no Forms 5 were required to be filed, the Fund believes that during fiscal 2008, all Section 16(a) filing requirements applicable to Fund officers, Trustees and greater than 10% beneficial owners were complied with.

BROKER NON-VOTES AND ABSTENTIONS

The affirmative vote of a plurality of votes cast for each nominee by the holders entitled to vote for a particular nominee is necessary for the election of a nominee.

For the purposes of electing nominees, abstentions, or broker non-votes will not be counted as votes cast and will have no effect on the result of the election.  Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semi-Annual Report dated September 30, 2008.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES

Shareholders may mail written communications to the full board, to committees of the board or to specified individual Trustees in care of the Secretary of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado  80203. All shareholder communications received by the Secretary will be forwarded promptly to the full board, the relevant board committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

SHAREHOLDER PROPOSALS

Any shareholder proposal to be considered for inclusion in the Fund’s proxy statement and form of proxy for the annual meeting of shareholders to be held in 2009 should be received by the Secretary of the Fund no later than April 30, 2009. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, the Fund may solicit proxies in connection with the 2009 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Fund does not receive notice by April 30, 2008.

IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

CLOUGH GLOBAL ALLOCATION FUND-COMMON ANNUAL MEETING TO BE HELD ON 08/04/08 AT 10:00 A.M. MDT			CLOUGH GLOBAL ALLOCATION FUND-COMMON
FOR HOLDERS AS OF 05/27/08		* ISSUER CONFIRMATION COPY - INFO ONLY *	08/04/08 AT 10:00 A.M. MDT
			2 -I	-S
1	1-0001	THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.
18913Y103			1
FOR ALL NOMINEES

DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES		0010100	WITHHOLD ALL NOMINEES
1 - 01-ANDREW C. BOYNTON, 02-ADAM D. CRESCENZI, 03-JOHN F. MEE,
04-JERRY G. RUTLEDGE			WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.

/ /

*NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF		DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE DO NOT USE —>>>	X
1

18913Y103

PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

51 MERCEDES WAY EDGEWOOD NY 11717

CLOUGH GLOBAL FUNDS ATTN: PATRICIA LOBATO 1290 BROADWAY, STE. 1100 DENVER, CO 80203

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.

			SIGNATURE(S)	DATE
VIF11H

VOTING INSTRUCTIONS

TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. ONLY WE AS THE HOLDER OF RECORD CAN VOTE SUCH SECURITIES. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM YOUR SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

FOR MARGIN ACCOUNTS, IN THE EVENT YOUR SECURITIES HAVE BEEN LOANED OVER RECORD DATE. THE NUMBER OF SHARES WE VOTE ON YOUR BEHALF HAS BEEN OR CAN BE ADJUSTED DOWNWARD.

INSTRUCTION 1

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE: ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON THESE MATTER(S). WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN. PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SHARES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 2

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE). THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT FOR THIS MEETING UNDER THE RULES OF THE NYSE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC INSTRUCTIONS. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY FOR ONE OR MORE OF THE MATTERS MAY BE GIVEN AT THE DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING, ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY FOR ONE OR MORE OF THE MATTERS, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS. EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN ON THOSE MATTERS, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

IF YOUR SECURITIES ARE HELD IN THE NAME OF A BANK, WE REQUIRE YOUR INSTRUCTIONS ON ALL MATTERS TO BE VOTED ON AT THE MEETING.

INSTRUCTION 3

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING. IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS. PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

INSTRUCTION 4

WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED. ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS OF YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTER(S) TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

Please ensure you fold then detach and retain this portion of the Voting Instruction Form

Fold and Detach Here	Fold and Detach Here

Proxy Services

P.O. Box 9138

Farmingdale NY 11735-9585

CLOUGH GLOBAL ALLOCATION FUND
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Erin E. Douglas and Jeremy O. May, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Clough Global Allocation Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203 on Monday, August 4, 2008, at 10:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(PLEASE SIGN AND DATE ON REVERSE SIDE)
Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

You can now access your CLOUGH GLOBAL ALLOCATION FUND account online.

Access your Clough Global Allocation Fund shareholder account online via Investor ServiceDirect® (ISD).

The transfer agent for Clough Global Allocation Fund now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.bnymellon.com/shareowner/isd

For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

PLEASE MARK YOUR VOTE WITH AN “X”

To Elect four (4) Trustees of the Fund:

Common Shares	ForAll	Withhold	For All
	Nominees	Authority	Except
Nominees:	☐	☐	☐
(1) Andrew C. Boynton
(2) Adam D. Crescenzi
(3) John F. Mee
(4) Jerry G. Rutledge

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “For All Except” box and write that nominee’s name in the space provided below.

*Exceptions

Signature	Co-owner	Date

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. Please be sure to sign and date this proxy.

FOLD AND DETACH HERE

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.